UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2014

MAGNA-LAB, INC.
(Exact name of Registrant as Specified in its Charter)

New York	0-21320	11-3074326
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

6800 Jericho Turnpike, Ste. 120W, Syosset, New York	11791
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (516) 393 5874 or care of 212 986 9700 x335

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Section 4 – Matters Related to Accountants and Financial Statements
Item 4.01 – Change in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

The Company has been informed by its independent registered public accounting firm, Rothstein Kass that it is merging its practice with that of KPMG as of June 30, 2014.  On June 30, 2014, the Audit Committee of the Board of Directors dismissed Rothstein Kass as the Company’s independent registered public accounting firm.

The reports of Rothstein Kass on the financial statements of the Company as of and for the two years ended February 28, 2014 and February 28, 2013 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. The reports of Rothstein Kass on the financial statements of the Company for the years ended February 28, 2014 and 2013 contained an explanatory paragraph disclosing the uncertainty regarding the Company’s ability to continue as a going concern.

During the two years ended February 28, 2014 and February 28, 2013, and through the date of this 8-K including the quarter ended May 31, 2014 interim period, there were no disagreements with Rothstein Kass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Rothstein Kass’ satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the two years ended February 28, 2014 and February 28, 2013 and through the date of this 8-K, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Rothstein Kass with a copy of the foregoing disclosure and requested Rothstein Kass to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated June 30, 2014 furnished by Rothstein Kass, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On June 30, 2014, the Audit Committee of the Board of Directors approved the appointment of Citrin Cooperman & Company, LLP (Citrin Cooperman) as the Company's independent registered public accounting firm.

During the two years ended February 28, 2014 and February 28, 2013 and through the date of this 8-K including the quarter ended May 31, 2014 interim period, the Company did not consult with Citrin Cooperman with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

16.1           Letter from Rothstein Kass

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNA-LAB, INC.

Date: July 3, 2014	By:	/s/ Kenneth C. Riscica
Kenneth C. Riscica Treasurer and Secretary